                                                                     EXHIBIT 4.1


                               THIRD AMENDMENT TO
                     REVOLVING CREDIT AND GUARANTY AGREEMENT

         THIRD AMENDMENT, dated as of August 23, 2002 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of January 22, 2002, among KMART CORPORATION, a Michigan corporation (the "Borrower"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), JPMORGAN CHASE BANK, a New York banking corporation ("JPMorgan Chase"), each of the other financial institutions party thereto (together with JPMorgan Chase, the "Banks") and JPMORGAN CHASE BANK, as Agent for the Banks (in such capacity, the "Agent"):

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of January 22, 2002, as amended by that certain First Amendment to Revolving Credit and Guaranty Agreement dated as of February 15, 2002 and as further amended by that certain Second Amendment to Revolving Credit and Guaranty Agreement dated as of March 7, 2002 (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement");

         WHEREAS, the Borrower and the Guarantors have requested that certain provisions of the Credit Agreement be amended subject to and upon the terms and conditions set forth herein so as to, among other things, modify the negative covenant with respect to minimum EBITDA appearing in the Credit Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.

         2. Section 6.05 of the Credit Agreement is hereby amended in its entirety to read as follows:

         SECTION 6.05 EBITDA.


                  (a) Permit cumulative EBITDA for the Borrower and the Guarantors for each fiscal period beginning on February 1, 2002 and ending on or about each of the dates listed below to be less than the amount specified opposite such date:

                   Period Ending                          EBITDA
                   -------------                          ------
                   August 31, 2002                        ($400,000,000)

                   September 30, 2002                     ($400,000,000)

                   October 31, 2002                       ($300,000,000)

                   November 30, 2002                      ($300,000,000)

                   December 31, 2002                      $100,000,000

                   January 31, 2003                       $100,000,000

         (b) Permit cumulative EBITDA for the Borrower and the Guarantors for each rolling twelve (12) fiscal month period ending on or about each of the dates listed below to be less than the amount specified opposite such date:

                   February 28, 2003                      $100,000,000
                   -----------------                      ------------
                   March 31, 2003                         $100,000,000

                   April 30, 2003                         $100,000,000

                   May 31, 2003                           $100,000,000

                   June 30, 2003                          $100,000,000

                   July 31, 2003                          $100,000,000

                   August 31, 2003                        $100,000,000

                   September 30, 2003                     $100,000,000

                   October 31, 2003                       $100,000,000

                   November 30, 2003                      $100,000,000

                   December 31, 2003                      $100,000,000

                   January 31, 2004                       $350,000,000

                   February 29, 2004                      $350,000,000

                   March 31, 2004                         $350,000,000

         3. Section 2.19 of the Credit Agreement is hereby amended by: (i) deleting the word "and" in the last line thereof and inserting a comma in its place; and (ii) inserting the following at the end thereof: "and that certain Third Amendment Fee Letter dated August 23, 2002.".

         4. Item 6 of Schedule 6.11 to the Credit Agreement is hereby amended in its entirety to read as follows:

                  6. Any sale or disposition of all or any of the interests of the Borrower or any of its Subsidiaries in, or all or any of the assets of, Bluelight.com LLC or any present or future e-commerce joint venture.

         5. The amendments set forth in this Amendment shall not become effective (the "Third Amendment Effective Date") until the date on which this Amendment shall have been executed by the Borrower, the Guarantors, the Required Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution, provided that notwithstanding the occurrence of the Third Amendment Effective Date, the effect of this Amendment shall terminate and be of no further force or effect if (x) on or before September 16, 2002, the Bankruptcy Court shall not have entered an order substantially in the form of Exhibit A hereto authorizing the terms of this Amendment and the payment no later than September 16, 2002 by the Borrower to the Agent for its own account of an arrangement fee in the amount heretofore agreed upon by the Borrower and the Agent and the payment no later than September 16, 2002 by the Borrower to the Agent, for the respective account of each Bank that has executed and delivered to the Agent a counterpart of this Amendment by not later than 5:00 p.m. (New York City time) on August 28, 2002, an amendment fee in an amount equal to 1/4 of 1% of such Bank's Tranche A Commitment and/or Tranche B Credit-Linked Deposit on August 28, 2002, and (y) such arrangement fee and amendment fee shall not have been paid in cash to the Agent for its own account and the accounts of the Banks referred to above, respectively, within one Business Day after entry of the order referred to above (except as may otherwise be agreed by the Agent in the case of the timing and amount of such arrangement fee).

         6. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

         7. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agent.

         8. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

         9. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         10. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Revolving Credit and Guaranty Agreement to be duly executed as of the day and the year first written.

                                    BORROWER:

                                    KMART CORPORATION


                                    By:
                                        ----------------------------------------
                                        Title:

                                    GUARANTORS:

                                    BIG BEAVER DEVELOPMENT CORPORATION


                                    By:
                                        ----------------------------------------
                                        Title:


                                    BIG BEAVER OF CAGUAS
                                    DEVELOPMENT CORPORATION


                                    By:
                                        ----------------------------------------
                                        Title:


                                    BIG BEAVER OF FLORIDA DEVELOPMENT, LLC


                                    By:
                                        ----------------------------------------
                                        Title:


                                    BIG BEAVER OF GUAYNABO
                                    DEVELOPMENT CORPORATION


                                    By:
                                        ----------------------------------------
                                        Title:


                                    BLUELIGHT.COM LLC


                                    By:
                                        ----------------------------------------
                                        Title:

                                    KMART HOLDINGS, INC.


                                    By:
                                        ----------------------------------------
                                        Title:


                                    KMART MICHIGAN PROPERTY SERVICES, L.L.C.


                                    By:
                                        ----------------------------------------
                                        Title:


                                    KMART OF AMSTERDAM, NY DISTRIBUTION
                                    CENTER, INC.


                                    By:
                                        ----------------------------------------
                                        Title:


                                    KMART OF MICHIGAN, INC.


                                    By:
                                        ----------------------------------------
                                        Title:


                                    KMART OF NORTH CAROLINA LLC


                                    By:
                                        ----------------------------------------
                                        Title:


                                    KLC, INC.


                                    By:
                                        ----------------------------------------
                                        Title:


                                    KMART CORPORATION OF ILLINOIS, INC.


                                    By:
                                        ----------------------------------------
                                        Title:

                                    BLUELIGHT.COM, INC.


                                    By:
                                        ----------------------------------------
                                        Title:


                                    KMART STORES OF INDIANA, INC.


                                    By:
                                        ----------------------------------------
                                        Title:


                                    KMART STORES OF TNCP, INC.


                                    By:
                                        ----------------------------------------
                                        Title:


                                    THE COOLIDGE GROUP LLC


                                    By:
                                        ----------------------------------------
                                        Title:


                                    TROY CMBS PROPERTY, L.L.C.


                                    By:
                                        ----------------------------------------
                                        Title:


                                    KMART OVERSEAS CORPORATION


                                    By:
                                        ----------------------------------------
                                        Title:


                                    JAF, INC.


                                    By:
                                        ----------------------------------------
                                         Title:

                                    VTA, INC.


                                    By:
                                        ----------------------------------------
                                        Title:


                                    BIG BEAVER OF CAGUAS DEVELOPMENT
                                    CORPORATION II


                                    By:
                                        ----------------------------------------
                                        Title:


                                    BIG BEAVER OF CAROLINA DEVELOPMENT
                                    CORPORATION


                                    By:
                                        ----------------------------------------
                                        Title:

                                    KMART PHARMACIES, INC.


                                    By:
                                        ----------------------------------------
                                        Title:



                                    KMART PHARMACIES OF MINNESOTA, INC.


                                    By:
                                        ----------------------------------------
                                        Title:



                                    BUILDERS SQUARE, INC.


                                    By:
                                        ----------------------------------------
                                        Title:

                                    KMART CMBS FINANCING, INC.


                                    By:
                                        ----------------------------------------
                                        Title:


                                    KMART INTERNATIONAL SERVICES, INC.


                                    By:
                                        ----------------------------------------
                                        Title:


                                    PMB, INC.


                                    By:
                                        ----------------------------------------
                                        Title:

                                    SOURCING & TECHNICAL SERVICES, INC.


                                    By:
                                        ----------------------------------------
                                        Title:



                                    ILJ, INC.


                                    By:
                                        ----------------------------------------
                                        Title:


                                    STI MERCHANDISING, INC.


                                    By:
                                        ----------------------------------------
                                        Title:


                                    KBL HOLDING INC.


                                    By:
                                        ----------------------------------------
                                        Title:

                                    KMART OF INDIANA


                                    By:
                                        ----------------------------------------
                                        Title:



                                    KMART OF PENNSYLVANIA LP


                                    By:
                                        ----------------------------------------


                                    KMART OF TEXAS L.P.



                                    By:
                                        ----------------------------------------
                                        Title:

                                    JPMORGAN CHASE BANK,
                                      INDIVIDUALLY AND AS AGENT


                                    By:
                                        ----------------------------------------
                                        Title:


                                    --------------------------------------------


                                    By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT A

                                 [FORM OF ORDER]